UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2021

ZOOMPASS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-203997	30-0796392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2455 Cawthra Rd, Unit 75 Mississauga, ON L5A3P1, CANADA
(Address of Principal Executive Offices) (Zip Code)

647-406-1199
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 17, 2021, the Company issued a press release titled “Zoompass Holdings Inc. successfully implements and launches cryptocurrency exchange and trading platform for Titan Digital Exchange Inc.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release titled “Zoompass Holdings Inc. successfully implements and launches cryptocurrency exchange and trading platform for Titan Digital Exchange Inc.”

February 17, 2021
By: /s/ Manny Bettencourt
Manny Bettencourt
CEO